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                                               Footnote continued on next page

                                                                 EXHIBIT (a)(2)

                              Letter of Transmittal

                        To Tender Shares of Common Stock

                                       of

                         CSI Computer Specialists, Inc.

             Pursuant to the Offer to Purchase, Dated April 26, 2000

                                       by

                            Interactive Systems, Inc.

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THE OFFER AND  WITHDRAWAL  RIGHTS WILL  EXPIRE AT 5:00 P.M.,  EASTERN  TIME,  ON
TUESDAY, MAY 23, 2000, UNLESS THE OFFER IS EXTENDED.

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                        The Depositary for the Offer is:

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY
By Mail:                      By Hand:                     By Overnight Courier:

Reorganization Department   Reorganization Department  Reorganization Department
2 Broadway, 19th Floor      2 Broadway, 19th Floor     2 Broadway, 19th Floor
New York, NY 10004          New York, NY 10004         New York, NY 10004

                         Facsimile Transmission Number:
                                 (212) 509-5150

                   Confirm Receipt of Facsimile by Telephone:
                                 (212) 845-3226

     Delivery of this instrument to an address, or transmission of instructions via facsimile, other than as set forth above does not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

     This Letter of Transmittal is to be completed by stockholders of CSI Computer Specialists, Inc., a Delaware corporation, either if certificates ("Share Certificates") representing shares of Common Stock, par value $0.001 per share (the "Common Shares"), are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of the Common Shares is to be made by book-entry transfer to an account maintained by Continental Stock Transfer & Trust Company (the "Depositary") at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3, "Procedures for Accepting the Offer and Tendering Shares," of the Offer to Purchase dated April 26, 2000 (the "Offer to
Purchase").  DELIVERY  OF  DOCUMENTS  TO THE  BOOK-ENTRY  TRANSFER  FACILITY  IN
ACCORDANCE WITH THE BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the expiration date of the Offer or who are unable to complete the procedure for book-entry transfer prior to the expiration date of the Offer may nevertheless tender their Common Shares pursuant to the guaranteed delivery procedures set forth in Section 3, "Procedures for Accepting the Offer and Tendering Shares," in the Offer to Purchase. See Instruction 2 below.

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                      DESCRIPTION OF COMMON SHARES TENDERED

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Name(s) and address(es) of registered holder(s)share certificate(s) and share(s)
(Please fill in, if blank, exactly as                tendered (attach additional
name(s) appear(s) on certificate(s))                   signed list if necessary)

-------------------------------- -----------------------------------------------
----------------------------------------- ------------------- ------------------
                                              Total Number of
                           Common Share       Common Shares         Number of
                          Certificate(s)      Represented by      Common Shares
                             Number(s)*       Certificate(s)*       Tendered**

--------------------- ------------------ ------------------- ------------------
--------------------- ------------------ ------------------- ------------------

---------------------- ------------------ ------------------- ------------------
---------------------- ------------------ ------------------- ------------------

---------------------- ------------------ ------------------- ------------------
--------------------- ------------------ ------------------- ------------------

---------------------- ------------------ ------------------- ------------------
------------------- ------------------ ------------------- ------------------

---------------------- ------------------ ------------------- ------------------
---------------------- ------------------ ------------------- ------------------

---------------------- ------------------ ------------------- ------------------
-------------------- ------------------ ------------------- ------------------

---------------------- ------------------ ------------------- ------------------
--------------------- ------------------ ------------------- ------------------

---------------------- ------------------ ------------------- ------------------
---------------------- ------------------ ------------------- ------------------
                                Total Common
                                    Shares

-------------------- ------------------ ------------------- ------------------
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* Certificate numbers are not required if tender is made by book-entry transfer.

** If you desire to tender fewer than all Common Shares represented by a certificate listed above, please indicate in this column the number of Common Shares you wish to tender. Otherwise, all Common Shares represented by such certificate will be deemed to have been tendered. See Instruction 4.

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      CHECK HERE IF COMMON  SHARES ARE BEING  DELIVERED BY  BOOK-ENTRY  TRANSFER
      MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution   Check Box of Book-Entry Transfer Facility:
      DTC
      Provide Account Number and Transaction Code Number:

      Account Number
      Transaction Code Number
               CHECK HERE IF COMMON SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED

      DELIVERY.

      Name(s) of Registered Holder(s)
      Window Ticket Number (if any)

      Date of Execution of Notice of Guaranteed Delivery

      Name of Institution which Guaranteed Delivery

                   NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Interactive Systems, Inc., a Virginia corporation (the "Purchaser"), the above-described shares of Common Stock, par value $0.001 per share (the "Common Shares"), of CSI Computer Specialists, Inc., a Delaware corporation (the "Company"), pursuant to the Purchaser's offer to purchase all outstanding Common Shares at $1.00 per Common Share, net to the seller in cash (less any required withholding taxes), without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated April 26, 2000 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this letter of transmittal (the "Letter of Transmittal," which together with the Offer to Purchase, as amended or supplemented from time to time, collectively constitute the "Offer").

     Subject to, and effective upon, acceptance for payment of the Common Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Common Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Common Shares) and rights declared, paid or distributed in respect of such Common Shares on or after April 26, 2000 (collectively, "Distributions") and irrevocably appoints Continental Stock Transfer & Trust Company (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Common Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates representing Common Shares ("Share Certificates") and all Distributions, or transfer ownership of such Common Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser; (ii) present such Common Shares and all Distributions for transfer on the books of the Company; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Common Shares and all Distributions, all in accordance with the terms of the Offer.

     The undersigned hereby irrevocably appoints designees of the Purchaser as agent, attorney-in-fact and proxy of the undersigned, each with full power of substitution, to vote in such manner as such attorney and proxy or his or her substitute shall, in his or her sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all the Common Shares tendered herewith and which have been accepted for payment by the Purchaser prior to the time of such vote or other action and all Common Shares and other securities issued in Distributions in respect of such Common Shares which the undersigned is entitled to vote at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in the Common Shares tendered herewith, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Common Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Common Shares (and all Common Shares and other securities issued in Distributions in respect of such Common Shares), and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the undersigned with respect thereto. The undersigned understands that, in order for the Common Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance of such Common Shares for payment the Purchaser or its designee must be able to exercise full voting, consent and other rights with respect to such Common Shares and other securities, including, without limitation, voting at any meeting of the Company's stockholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Common Shares tendered herewith and all Distributions, and that when such Common Shares are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Common Shares or Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Common Shares tendered herewith and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser all Distributions in respect of the Common Shares tendered hereby and accepted for payment, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Common Shares tendered hereby and accepted for payment, or deduct from such purchase price, the amount or value of such Distribution as determined by the Purchaser in its sole discretion.

     No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable. See
Section 4 in the Offer to Purchase.

     The undersigned understands that tenders of Common Shares pursuant to any one of the procedures described in Section 3, "Procedures for Accepting the Offer and Tendering Shares," of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Purchaser's acceptance of such Common Shares for payment will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Common Shares tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Common Shares purchased, and return all Share Certificates not purchased or not tendered in the name(s) of the registered holder(s) appearing above in the box entitled "Description of Common Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Common Shares purchased and all Share Certificates not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above in the box entitled "Description of Common Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Common Shares purchased and return all Share Certificates not purchased or not tendered in the name(s) of, and mail such check and Share Certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Common Shares tendered hereby and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Common Shares from the name of the registered holder(s) thereof if the Purchaser does not purchase any of the Common Shares tendered herewith.

     The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of the Common Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering stockholders to receive payment for Common Shares validly tendered and accepted for payment pursuant to the Offer.

     CHECK HERE IF ANY OF THE SHARE CERTIFICATES REPRESENTING COMMON SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED AND SEE INSTRUCTION 9.

Number of Common Shares represented by the lost or destroyed Share Certificates:

---------------------------------      -----------------------------------------

              SPECIAL PAYMENT  INSTRUCTIONS  SPECIAL DELIVERY  INSTRUCTIONS (See
            Instructions 1, 5, 6 and 7) (See Instructions 1, 5, 6 and 7)

     To be  completed  ONLY if  Share  Certificates  not
tendered  or not  purchased  and/or  the  check  for the
purchase price of the Common Shares  purchased are to be
issued  in the name of and sent to  someone  other  than
the  undersigned,   or  if  Common  Shares  tendered  by
book-entry transfer which are not purchased are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue     Check    Certificate(s) to:

Name:

                       (Please Print)

Address:
                     (Include Zip Code)

         (Tax Identification or Social Security No.)
          (See Substitute Form W-9 Included Herein)

     Credit unpurchased Common Shares tendered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

                      (Account Number)

---------------------------------------------------------



To be completed ONLY if Share Certificates not tendered or not purchased and/or the check for the purchase price of the Common Shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail        Check           Certificate(s) to:

Name:
                          (Please Print)

Address:
                      (Include Zip Code)

            (Tax Identification or Social Security No.)
           (See Substitute Form W-9 Included Herein)

    -------------------------------------------------------

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                                    SIGN HERE

--------------------------------------------------------------------------------
             AND PLEASE COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN

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                            Signature(s) of Holder(s)

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Dated:                    , 2000

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(Must be signed by registered  holder(s)  exactly as name(s)  appear(s) on Share
Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Share Certificate(s) and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 1 and 5.)

--------------------------------------------------------------------------------

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Name(s)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-----------------------------------------------------------------------------
                             (Please Type or Print)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Capacity (full title)

----------------------------------------------------------------------
Address

------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                               (Include Zip Code)

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-------------------------------------------------------------------------------

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Area Code and Telephone Number

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Taxpayer Identification or Social Security No.

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                  COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN

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                            GUARANTEE OF SIGNATURE(S)

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                           (SEE INSTRUCTIONS 1 AND 5)

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                     FOR USE BY FINANCIAL INSTITUTIONS ONLY.

                    PLACE MEDALLION GUARANTEE IN SPACE BELOW.

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Authorized Signature

--------------------------------------------------------------------------

                                      Name

                             (Please Type or Print)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Title

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Name of Firm

Address

-------------------------------------------------------------------------

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                               (Include Zip Code)

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Dated:                         , 2000

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


                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     To complete the Letter of Transmittal, you must do the following:

-        Fill in the box entitled "Description of Common Shares Being Tendered."

-       Sign and date the Letter of Transmittal in the box entitled "Sign Here."

-        Fill in and sign in the box entitled "Substitute Form W-9."

     In completing the Letter of Transmittal, you may (but are not required to) also do the following:

- If you want the payment for any Common Shares purchased issued in the name of another person, complete the box entitled
         "Special Payment Instructions."

- If you want any certificate for Common Shares not tendered or Common Shares not purchased issued in the name of another person, complete the box entitled "Special Payment Instructions."

- If you want any payment for Common Shares or certificate for Common Shares not tendered or purchased delivered to an address other than that appearing under your signature, complete the box entitled "Special Delivery Instructions."

     If you complete the box entitled "Special Payment Instructions" or "Special Delivery Instructions," you must have your signature guaranteed by an Eligible Institution (as defined in Instruction 1 below) unless the Letter of Transmittal is signed by an Eligible Institution.

1. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder(s) of the Common Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Common Shares) tendered herewith, unless such holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal, or (ii) if such Common Shares are tendered for the account of a firm that is a member in good standing of the Security Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each being hereinafter referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2. Delivery of Letter of Transmittal and Share Certificates. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an Agent's Message (as defined below) is used, if Common Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in Section 3, "Procedures for Accepting the Offer and Tendering Shares," of the Offer to Purchase. Share Certificates representing all physically tendered Common Shares, or confirmation of a book-entry transfer, if such procedure is available, into the Depositary's account at the Book-Entry Transfer Facility ("Book-Entry Confirmation") of all Common Shares delivered by book-entry transfer together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), or an Agent's Message in the case of book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein prior to the expiration date of the Offer. If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary on or before the expiration date of the Offer or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Common Shares pursuant to the guaranteed delivery procedure described in
Section 3, "Procedures for Accepting the Offer and Tendering Shares," of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary on or before the expiration date of the Offer; and (iii) the Share Certificates representing all physically delivered Common Shares in proper form for transfer by delivery, or Book-Entry Confirmation of all Common Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in Section 3, "Procedures for Accepting the Offer and Tendering Shares," of the Offer to Purchase.

     The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of the Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Common Shares that such participant has received this Letter of Transmittal and agrees to be bound by the terms of this Letter of Transmittal and that the Purchaser may enforce such agreement against such participant.

     The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering stockholder, and the delivery will be deemed made only when actually received by the Depositary (including, in the case of a book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

     No alternative, conditional or contingent tenders will be accepted and no fractional Common Shares will be purchased. By execution of this Letter of Transmittal (or facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Common Shares for payment.

3. Inadequate Space. If the space provided herein under "Description of Common Shares Tendered" is inadequate, the certificate numbers, the number of Common Shares represented by such Share Certificates and the number of Common Shares tendered should be listed on a separate schedule and attached hereto.

4. Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer). If fewer than all of the Common Shares represented by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Common Shares which are to be tendered under "Number of Common Shares Tendered" in the box entitled "Description of Common Shares Tendered." In such cases, a new certificate representing the remainder of the Common Shares that were represented by the Share Certificates delivered to the Depositary herewith will be sent to each person signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" herein, as soon as practicable after the expiration or termination of the Offer. All Common Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Common Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Common Shares without alteration, enlargement or any other change whatsoever.

     If any Common Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Common Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Common Shares.

     If this Letter of Transmittal is signed by the registered holder(s) of the Common Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) representing the Common Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Common Shares tendered hereby, the Share Certificate(s) representing the Common Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority to so act must be submitted.

6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Common Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Common Shares purchased is to be made to, or Share Certificate(s) representing Common Shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Common Shares purchased, unless evidence satisfactory to the Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates representing the Common Shares tendered hereby.

7. Special Payment and Delivery Instructions. If a check for the purchase price of any Common Shares tendered herewith is to be issued, or Share Certificate(s) representing Common Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Common Shares Tendered" herein, the appropriate boxes in this Letter of Transmittal must be completed. Stockholders delivering Common Shares tendered herewith by book-entry transfer may request that Common Shares not purchased be credited to the account maintained at the Book-Entry Transfer Facility as such stockholder may designate in the box entitled "Special Payment Instructions" herein. If no such instructions are given, all such Common Shares not purchased will be returned by crediting the same account at the Book-Entry Transfer Facility as the account from which such Common Shares were delivered.

8. Waiver of Conditions. The conditions of the Offer may be waived, in whole or in part, by the Purchaser, in its sole discretion, at any time and from time to time, in the case of any Common Shares tendered. See Section 10 of the Offer to Purchase.

9. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Common Shares has been lost, destroyed or stolen, the stockholder should promptly contact Continental Stock Transfer & Trust Company, which is the Company's transfer agent and the Depositary, by calling (212) 845-3226. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

10. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at its address or telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

11. Substitute Form W-9. Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such stockholder is not subject to backup withholding of Federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a $200 penalty imposed by the Internal Revenue Service and to 31% Federal income tax withholding on the payment of the purchase price of all Common Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such stockholder until a TIN is provided to the Depositary. Each foreign stockholder must complete and submit Form W-8 in order to be exempt from the 31% Federal income tax backup withholding due on payments with respect to the Common Shares.

12. Non-United States Holders. Non-United States holders must submit a completed IRS W-8BEN in order to qualify as an exempt recipient. IRS Form W-8BEN may be obtained by contacting the Depositary at its address on the face of this Letter of Transmittal.

     Important: This Letter of Transmittal (or manually signed facsimile thereof), together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, and either Share Certificates for tendered Common Shares or confirmation of book-entry transfer must be received by the Depositary, in each case prior to the expiration date of the Offer, which is 5:00 P.M., Eastern Time, on Tuesday, May 23, 2000 (unless otherwise extended), or the tendering stockholder must comply with the procedures for guaranteed delivery.

                            IMPORTANT TAX INFORMATION

     Under the Federal income tax law, a stockholder whose tendered Common Shares are accepted for payment is required by law to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $200 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to Common Shares purchased pursuant to the Offer may be subject to backup withholding of 31%.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a Form W-8BEN, signed under penalties of perjury, attesting to such individual's exempt status. A Form W-8BEN can be obtained from the Depositary. Exempt stockholders should furnish their TIN, check the box and write "Exempt" in Part II of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A stockholder should consult his or her tax advisor as to such stockholder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a stockholder with respect to Common Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and (b) that
(i) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the social security number or employer identification number of the record holder of the Common Shares tendered hereby. If the Common Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

                      (This page intentionally left blank)

                  TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS

                              (See Instruction 11)

------------------------------------------------------------------------

      PAYOR'S NAME: CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AS DEPOSITARY

--------------------------------------------------------------------------------
------------------------------------- ---------------------------------------

SUBSTITUTE   Part 1 -  Please provide your TIN in      Social Security Number OR
               the box at right and certify by    Employer Identification Number
              signing and dating below. If
            awaiting TIN, write "Applied For".

              FORM W-9

     Department of the Treasury
      Internal Revenue Service

    Payor's Request for Taxpayer
     Identification Number (TIN)

-------------------------------------- -------------------------------------- --
-------------------------------------- -----------------------------------------

                 Part 2 - For Payees exempt from Backup           Part 3 -
                 Withholding--Check the box if you are NOT
                 subject to backup withholding.                   Awaiting TIN

-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------

            Part 4 - Certification - Under penalties of perjury, i certify that:
  (1)      The number shown on this form is my correct Taxpayer  Identification
                Number (or I am waiting for a number to be issued to me), and

                                       (2)  I   am   not   subject   to   backup
                                            withholding because: (a) I am exempt
                                            from  backup  withholding,  or (b) I
                                            have  not  been   notified   by  the
                                            Internal  Revenue Service (IRS) that
                                            I am subject  to backup  withholding
                                            as a result of a  failure  to report
                                            all  interest or  dividends,  or (c)
                                            the IRS has notified me that I am no
                                            longer     subject     to     backup
                                            withholding.

                                       Certification  Instructions  -  You  must
                                       cross  out item 2 above if you have  been
                                       notified   by  the  IRS   that   you  are
                                       currently  subject to backup  withholding
                                       because  you have  failed to  report  all
                                       interest   and   dividends  on  your  tax
                                       return. However, if, after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.

                                       Signature:                        Date:

                                       Name:

                                                             (Please Print)

-------------------------------------- -----------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" INSTEAD OF A TIN IN THE SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         I certify under penalties of perjury that a taxpayer identification number has not been issued to me,

               and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of  payment,  31% of all  reportable  payments
               made  to  me  will  be   withheld   until  I  provide  a  number.
               ----------------------------------------------------------------

--------------------------------------------------------------------------
Signature:                               Date:

------------------------------------------------------------------------------

     Manually signed facsimile copies of the Letter of Transmittal will be accepted. The Letter of Transmittal, certificates for Common Shares and any other required documents should be sent or delivered by each stockholder of the Company or such stockholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at its address set forth on the first page.

     Questions and requests for assistance or additional copies of the Offer to Purchase, Letter of Transmittal and other tender offer materials may be directed to the Information Agent at its telephone number and location listed below, and will be furnished at the Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                     The Information Agent for the Offer is:

                              D.F. King & Co., Inc.

                                 77 Water Street

                            New York, New York 10005

                 Banks and Brokers Call Collect: (212) 269-5550

                    All Others Call Toll Free: (800) 928-0153